Organization and description of business (Schedule of Income Statement of SGOCO (Fujian) (Details) - SGOCO Fujian [Member] $ in Thousands	12 Months Ended
Dec. 31, 2014 USD ($)
Income statement of sale of SGOCO (Fujian)
Revenues	$ 34,696
Cost of goods sold	(33,515)
Total operating expenses	(589)
Total other income (expenses), net	403
Provision for income taxes	(249)
Net income	$ 746